Mosaic’s 2nd Quarter Fiscal Year 2009
Earnings and Conference Call
Tuesday, January 6, 2009
Jim Prokopanko, President and CEO
Larry Stranghoener, EVP and CFO
Christine Battist, Director - Investor Relations
Exhibit 99.2

Slide 2
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and the effects of the current economic and financial turmoil; the build-up of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States,
including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in
The Mosaic Company’s reports filed with the Securities and Exchange Commission.
Actual results may differ from those set forth in the forward-looking statements.

Mosaic’s 2 nd Quarter Fiscal Year 2009

Slide 4
Financial Highlights
11/30/2008 11/30/2007 11/30/2008 11/30/2007
(In millions, except per
share amounts)
Net Sales $3,006.5 $2,195.4 $7,329.0 $4,198.7
Gross Margin $773.7 $623.1 $2,422.3 $1,144.9
(% of net sales) 25.7% 28.4% 33.1% 27.3%
Gain on sale of equity investment $673.4 - $673.4 -
Net Earnings $959.8 $394.0 $2,144.5 $699.5
(% of net sales) 31.9% 17.9% 29.3% 16.7%
Diluted EPS $2.15 $0.89 $4.81 $1.57
Effective Tax Rate 32.6% 22.3% 31.5% 23.8%
Cash Flow from Operations $386.5 $542.5 $948.0 $980.9
Three Months Ended Six Months Ended

Mosaic’s 2 nd Quarter Fiscal Year 2009

Slide 6
New crop prices decline throughout the quarter
2009 New Crop Prices
Daily Close of New Crop Options Jan 2, 2008 to Jan 5, 2009
2
4
6
8
10
12
14
16
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan
$ BU
Dec 09 Corn Nov 09 Soybeans Jul 09 Wheat
Source: CBOT and KCBOT
-29%
-32%
-28%

Slide 7
Phosphate raw materials costs decline
Sulphur Prices
c&f India
0
100
200
300
400
500
600
700
800
900
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon
Ammonia Prices
c&f Tampa
50
150
250
350
450
550
650
750
850
950
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon
Ammonia and sulphur prices decline further and faster than expected

Slide 8
A late NA harvest exacerbates the situation
U.S. Corn Harvest Progress
0
10
20
30
40
50
60
70
80
90
100
21 28 05 12 19 26 02 09 16 23
Report Week Ending (Sunday)
2008 2007 Avg. 2003-07
Sep Oct Nov

Slide 9
A Santa Claus rally (Dec 5 through to Jan 5 change)
2009 New Crop Prices
Daily Close of New Crop Options Jan 2, 2008 to Jan 5, 2009
2
4
6
8
10
12
14
16
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan
$ BU
Dec 09 Corn Nov 09 Soybeans Jul 09 Wheat
Source: CBOT and KCBOT
+26% or $2.10 bu
+30% or $1.04 bu
+28% or $1.45 bu
Crop prices had
traded in line with
oil prices during
most of 2008, but
decoupled from oil
during December.
The markets are
beginning to
acknowledge that
another bumper
crop is required in
2009.

Slide 10 Population growth Improving diets Need for improved agricultural productivity Crop nutrients are critical Historic underinvestment in crop nutrient industry Long-Term Drivers

Another bumper crop still is required in 2009
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09E 09/10
L
09/10
M
09/10
H
Mil Tonnes
10%
13%
16%
19%
22%
25%
28%
31%
34%
Percent
Stocks Percent of Use
Source: USDA and Mosaic (for 09/10 estimates)
2009/10 Scenario Assumptions
Low Medium High
Increase in Harvested Area (Mil HA) 0 0 0
Yield (Deviation from 10-Year Trend) Largest Negative 0 Largest Positive
Demand Growth 0.0% 1.0% 2.0%

Mosaic’s 2 nd Quarter Fiscal Year 2009

Mosaic’s 2 nd Quarter Fiscal Year 2009 Thank you